UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2017

Nuo Therapeutics, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-32518	23-3011702
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

207A Perry Parkway, Suite 1, Gaithersburg, MD 20877

(Address of Principal Executive Offices) (Zip Code)

(240) 499-2680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 20, 2017, Nuo Therapeutics, Inc. (the “Company”) announced that quotation of its common stock, par value $0.0001 per share (the “Common Stock”), will commence on OTCQB on January 20, 2017 under the trading symbol “AURX.” The Company is working towards upgrading to OTCQX, the highest tier of OTCMarkets, although it cannot provide any assurances that it will be able to meet the conditions for quotation on OTCQX.

The shares of Common Stock are not yet eligible for Deposit/Withdrawal At Custodian (“DWAC”) trading through The Depository Trust Company (“DTC”). DWAC trading allows brokers and custodial banks to make electronic book-entry deposits and withdrawals of shares of Common Stock into and out of their DTC book-entry accounts using a “Fast Automated Securities Transfer” service. While the Company’s transfer agent is applying for DWAC eligibility for the shares of Common Stock, the Company can provide no assurances that this eligibility will be obtained. Likewise, the Company can provide no assurances that the Common Stock will continue to trade on OTCQB, that broker-dealers will continue to provide public quotes of the Common Stock on this market, or that the trading volume of the Common Stock will be sufficient to provide for an efficient trading market.

Cautionary Statement Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 31E of the Securities Exchange Act of 1934, including statements regarding the Company’s expectations, hopes, beliefs, intentions, or strategies regarding the future, including without limitation its expectations with respect to obtaining DWAC eligibility or its plans with respect to upgrading to OTCQX. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. All forward-looking statements included in this document are based on information available to the Company on the date hereof and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company’s Reports on Forms 10-K, 10-Q and 8-K and Annual Reports to Shareholders.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuo Therapeutics, Inc.

By:	/s/ David E. Jorden
David E. Jorden
Chief Executive Officer and Chief Financial Officer

Date: January 20, 2017